UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 21, 2003

Affiliated Computer Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24787	51-0310342
(State of other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2828 North Haskell Avenue, Dallas, Texas	75204
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number including area code: (214) 841-6111

Not Applicable
(Former name or former address if changed from last report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     Pursuant to the rules and regulations of the Securities and Exchange Commission, the exhibit referenced below and the information set forth therein are deemed to be furnished pursuant to Item 9 and Item 12 hereof and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

     (c) Exhibits

EXHIBIT
NUMBER	DESCRIPTION

99.1	Press release dated October 21, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On October 21, 2003, the Company issued a press release announcing its financial results for the first quarter of fiscal year 2004 ended September 30, 2003. A copy of such press release is attached as Exhibit 99.1 and will be published on the Company’s web site at http://www.acs-inc.com.

     On October 21, 2003, the Company will hold a telephone conference and webcast to disclose the Company’s financial results for the first quarter of fiscal year 2004 ended September 30, 2003. The Company’s Supplementary Financial Information for use during this conference will be published on the Company’s website.

     Pursuant to the rules and regulations of the Securities and Exchange Commission, the press release attached as Exhibit 99.1 is deemed to be furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AFFILIATED COMPUTER SERVICES, INC

By:	/s/ Warren D. Edwards

Name: Warren D. Edwards
Title: Executive Vice President and Chief Financial Officer

Date: October 21, 2003

3

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Affiliated Computer Services, Inc. Press Release dated October 21, 2003

4